                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [ ]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         DNP SELECT INCOME FUND INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


        (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        ------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------

        (5) Total fee paid:


        ------------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:


        ------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------

        (3) Filing Party:


        ------------------------------------------------------------------------

        (4) Date Filed:


        ------------------------------------------------------------------------

[LOGO]

                                  DNP SELECT
                               INCOME FUND INC.

         55 EAST MONROE STREET, CHICAGO, ILLINOIS 60603 (312) 368-5510

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS MAY 23, 2005

   The annual meeting of shareholders of DNP Select Income Fund Inc. will be held at The Chicago Club, 81 East Van Buren Street, Chicago, Illinois, on Monday, May 23, 2005 at 1:00 p.m., Central Standard Time, to:

    1. Elect two directors by the holders of the Fund's common stock; and

    2. Transact such other business as may properly come before the meeting.

   Shareholders of record at the close of business on March 1, 2005 are entitled to vote at the meeting.

                                     For the Board of Directors,

                                     /s/ T. Brooks Beittel
                                     T. Brooks Beittel
                                       Secretary
March 1, 2005

           COMMON SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

   IF YOU ARE A COMMON SHAREHOLDER, YOUR VOTE IS VITAL. THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

   IF YOU ARE A PREFERRED SHAREHOLDER, WE ARE NOT ASKING YOU FOR A PROXY THIS YEAR, SINCE THE PREFERRED SHAREHOLDERS DO NOT ELECT A DIRECTOR THIS YEAR.

                                PROXY STATEMENT

   The board of directors of DNP Select Income Fund Inc. (the "Fund") is soliciting proxies from the holders of common stock for use at the annual meeting of shareholders to be held on May 23, 2005 and at any adjournment of that meeting. A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the Fund or delivery of a later-dated proxy.

   Shareholders of the Fund of record at the close of business on March 1, 2005 are entitled to notice of and to participate in the meeting. The Fund had 221,770,129 shares of common stock and 5,000 shares of remarketed preferred stock outstanding on the record date. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the common stock (with no cumulative voting permitted) and to one vote on each other matter. A plurality of votes cast at the meeting by the common stock as to the directors representing the common stock is necessary to elect such directors. Because neither of the director positions designated for election by the holders of preferred stock is being filled at this annual meeting, no proxies are being solicited from the holders of preferred stock in connection with this meeting. On most matters other than the election of directors, the affirmative vote of a majority of either (a) all of the shares outstanding and entitled to be voted thereon or (b) just the shares voted at the meeting, with the common stock and the preferred stock voting together as a single class, is necessary for approval. An affirmative vote by either a majority or two-thirds of the remarketed preferred stock (voting separately as one class) or by a series thereof is also necessary to approve certain matters adversely affecting the remarketed preferred stock or the series. Abstentions are counted for purposes of determining whether a quorum is present at the meeting but not for purposes of determining the number of votes cast with respect to any voting matter. However, abstentions have the effect of a "no" vote if the vote required is a majority of all the shares outstanding and entitled to be voted. Any broker non-votes on a particular matter are treated as abstentions with respect to that matter.

   This proxy statement is first being mailed on or about March 1, 2005. The Fund will bear the cost of the annual meeting and this proxy solicitation.

                           1. ELECTION OF DIRECTORS

   The board of directors of the Fund is responsible for the overall management and operations of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. At the meeting, holders of common stock are entitled to elect two directors to serve until the annual meeting of shareholders in 2008 or until their respective successors are elected and qualified. The persons named in the enclosed proxy intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director of the Fund, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

   Claire V. Hansen will be retiring as a director and as chairman of the Fund when his term of office ends at the annual meeting of shareholders on May 23, 2005. Mr. Hansen, who first began work with the former Duff & Phelps Corporation in 1959, is the Fund's founding chairman and has served as chairman and director of the Fund since it was first organized in 1986. The Fund expresses its deepest appreciation for Mr. Hansen's dedicated service and distinguished leadership over the past decades and wishes him well in his retirement. The board of directors of the Fund, on the recommendation of its nominating/corporate governance committee, has decided to reduce the size of the board from nine to eight directors upon the retirement of Mr. Hansen.

   Set forth below are the names and certain biographical information about the director nominees, the continuing directors and the officers of the Fund. Except as indicated in the table, directors are elected by the holders of the Fund's common stock. The officers are elected at the annual meeting of the board of directors of the Fund. Except for Mr. Jeffries, no director or director nominee oversees any other portfolios in the fund complex to which the Fund belongs. Although the Fund does not hold itself out as a member of a fund complex, applicable SEC rules define the fund complex to which the Fund belongs to include all registered investment companies that have an investment adviser that is an "affiliated person" (as defined in the 1940 Act) of the Adviser.

           Name,              Position with the Fund,
          Address              Length of Time Served      Principal Occupation During Past 5 Years
          and Age               and Term of Office                 and Other Affiliations
--------------------------- --------------------------- ---------------------------------------------
Nominees--Independent Directors

Connie K. Duckworth (2)(4). Director since April 2002   Partner, Eight Wings Enterprises (investor in
77 Stone Gate Lane          Nominee for a term expiring early-stage businesses) since December 2001;
Lake Forest, Illinois 60045 in 2008                     Advisory Director, Goldman, Sachs &
Age 50                                                  Company, December 2000-December 2001
                                                        (Managing Director, December 1996-
                                                        December 2000, Partner 1990-1996, Chief
                                                        Operating Officer of Firmwide Diversity
                                                        Committee 1990-1995); Director, Smurfit-
                                                        Stone Container Corporation (packaging
                                                        manufacturer); Trustee, Northwestern Mutual
                                                        Life Insurance Company; Director and Vice
                                                        Chairman, Evanston Northwestern Health Care
                                                        Corporation; Member, Board of Overseers,
                                                        Wharton School of the University of
                                                        Pennsylvania; Founder and President, Arzu,
                                                        Inc. (nonprofit corporation created to raise
                                                        awareness of Afghan women through sale of
                                                        homemade rugs)

Carl F. Pollard (1)(2)..... Director since April 2002   Owner, Hermitage Farm L.L.C. (Thoroughbred
10500 W. U.S. Hwy 42        Nominee for a term expiring breeding) since January 1995; Chairman,
Goshen, Kentucky 40026      in 2008                     Columbia Healthcare Corporation 1993-1994;
Age 66                                                  Chairman and Chief Executive Officer, Galen
                                                        Health Care, Inc. March-August 1993;
                                                        President and Chief Operating Officer, Humana
                                                        Inc. 1991-1993 (previously Senior Executive
                                                        Vice President, Executive Vice President and
                                                        Chief Financial Officer); Chairman and
                                                        Director, Churchill Downs Incorporated

          Name,              Position with the Fund,
         Address              Length of Time Served       Principal Occupation During Past 5 Years
         and Age               and Term of Office                  and Other Affiliations
-------------------------- --------------------------- -----------------------------------------------
Continuing Directors--Independent Directors

Stewart E. Conner (4)..... Director since April 2004   Attorney, Wyatt Tarrant & Combs, LLP since
500 West Jefferson St.     Current term expires 2007   1966 (Chairman, Executive Committee
Louisville, Kentucky 40202                             2000-2004, Managing Partner 1988-2000)
Age 63

Robert J. Genetski (2)(5). Director since April 2001   President, Robert Genetski & Associates, Inc.
107 Park Street            Current term expires 2007   (economic and financial consulting firm) since
Saugatuck, MI 49451                                    1991; Senior Managing Director, Chicago
Age 62                                                 Capital, Inc. (financial services firm) 1995-
                                                       2001; former Senior Vice President and Chief
                                                       Economist, Harris Trust & Savings Bank;
                                                       Director, Midwest Bank and Trust Company;
                                                       author of several books; regular contributor to
                                                       the Nikkei Financial Daily

Francis E. Jeffries (1)(3) Director since January 1987 Oversees 28 portfolios in the fund complex to
8477 Bay Colony Drive      Vice Chairman since April   which the Fund belongs; Chairman of the
Naples, Florida 34108      2004                        Board, DTF Tax Free Income Inc. and Duff &
Age 74                     Current term expires 2007   Phelps Utility and Corporate Bond Trust Inc.
                                                       (the "DTF and DUC Funds") since September
                                                       1991 and November 1992, respectively
                                                       (President, January 2000-February 2004);
                                                       Chairman, Phoenix Investment Partners, Ltd.
                                                       November 1995-May 1997; Chairman and
                                                       Chief Executive Officer, Duff & Phelps
                                                       Corporation, June 1993-November 1995
                                                       (President and Chief Executive Officer,
                                                       January 1992-June 1993); Chairman of the
                                                       Board, Duff & Phelps Investment Management
                                                       Co. 1988-1993

Nancy Lampton (3)(4)(5)... Director since October 1994 Chairman and Chief Executive Officer,
3 Riverfront Plaza         Current term expires 2006   Hardscuffle Inc. (insurance holding company)
471 West Main Street                                   since January 2000; Chairman and Chief
Louisville, Kentucky 40202                             Executive Officer, American Life and Accident
Age 62                                                 Insurance Company of Kentucky since 1971;
                                                       Director, Constellation Energy Group, Inc.
                                                       (public utility holding company), Advisory
                                                       Board Member, Thorium Power, Inc. (designer
                                                       of non-proliferative fuel for nuclear energy
                                                       needs)

            Name,               Position with the Fund,
           Address               Length of Time Served       Principal Occupation During Past 5 Years
           and Age                and Term of Office                  and Other Affiliations
------------------------------ ------------------------- ------------------------------------------------
Christian H. Poindexter (2)(3) Director since May 2003   Retired Chairman and Chief Executive Officer,
1997 Annapolis Exchange        Current term expires 2006 Constellation Energy Group, Inc. (public utility
Pkwy.                                                    holding company) (Executive Committee
Annapolis, Maryland 21401                                Chairman, July 2002-March 2003; Chairman of
Age 66                                                   the Board, April 1999-July 2002; Chief
                                                         Executive Officer, April 1999-October 2001;
                                                         President, April 1999-October 2000); Chairman,
                                                         Baltimore Gas and Electric Company, January
                                                         1993-July 2002 (Chief Executive Officer,
                                                         January 1993-July 2000; President, March
                                                         1998-October 2000; Director, 1988-2003);
                                                         Director, Mercantile Bankshares Corporation
                                                         (bank holding company); Director, The
                                                         Baltimore Life Insurance Company; Member,
                                                         Finance and Investment Committee, National
                                                         Executive Board, Boy Scouts of America

David J. Vitale (1)(4)........ Director since April 2000 Chief Administrative Officer, Chicago Public
125 South Clark Street         Current term expires 2006 Schools since April 2003; Private investor
16th Floor                                               November 2002-April 2003; President and
Chicago, Illinois 60603                                  Chief Executive Officer, Board of Trade of the
Age 58                                                   City of Chicago, Inc., March 2001-November
                                                         2002; Retired executive 1999-2001; Vice
                                                         Chairman and Director, Bank One Corporation,
                                                         1998-1999; Vice Chairman and Director, First
                                                         Chicago NBD Corporation, and President, The
                                                         First National Bank of Chicago, 1995-1998;
                                                         Vice Chairman, First Chicago Corporation and
                                                         The First National Bank of Chicago, 1993-
                                                         1998 (Director, 1992-1998; Executive Vice
                                                         President, 1986-1993); Director, ISO New
                                                         England Inc. (not for profit independent system
                                                         operator of New England's electricity supply),
                                                         Ariel Capital Management, Inc., Ark
                                                         Investment Management and Wheels, Inc.

Officers of the Fund

Claire V. Hansen.............. Chairman and Director     Senior Advisor to the Board of Directors,
55 East Monroe Street          since January 1987        Phoenix Investment Partners, Ltd. since
Chicago, Illinois 60603        Current term expires 2005 November 1995; President and Chief Executive
Age 79                                                   Officer, DNP Select Income Fund Inc. January
                                                         2000-February 2001; Senior Advisor to the
                                                         Board of Directors, Duff & Phelps Corporation,

          Name,              Position with the Fund,
         Address              Length of Time Served       Principal Occupation During Past 5 Years
         and Age               and Term of Office                  and Other Affiliations
-------------------------- --------------------------- ----------------------------------------------
                                                       1988-November 1995 (Chairman of the Board,
                                                       1987-1988; Chairman of the Board and Chief
                                                       Executive Officer prior thereto); Chairman of
                                                       the Board, Duff & Phelps Investment
                                                       Management Co., 1985-1987

Nathan I. Partain......... President and Chief         President and Chief Executive Officer of the
55 East Monroe Street      Executive Officer since     DTF and DUC Funds since February 2004;
Chicago, Illinois 60603    February 2001; Chief        Executive Vice President, Duff & Phelps
Age 48                     Investment Officer since    Investment Management Co. since January
                           January 1998; Executive     1997; Director of Utility Research, Phoenix
                           Vice President, April 1998- Investment Partners, Ltd., 1989-1996 (Director
                           February 2001; Senior Vice  of Equity Research, 1993-1996 and Director of
                           President January 1997-     Fixed Income Research, 1993); Director, Otter
                           April 1998                  Tail Corporation

T. Brooks Beittel......... Secretary and Senior Vice   Senior Vice President, Duff & Phelps
55 East Monroe Street      President, since January    Investment Management Co. since 1993 (Vice
Chicago, Illinois 60603    1995; Treasurer, January    President 1987-1993)
Age 54                     1995-September 2002

Michael Schatt............ Senior Vice President since Senior Vice President, Duff & Phelps
55 East Monroe Street      April 1998 (Vice President, Investment Management Co. since January
Chicago, Illinois 60603    January 1997-April 1998)    1997; Managing Director, Phoenix Investment
Age 57                                                 Partners, Ltd., 1994-1996

Joyce B. Riegel........... Chief Compliance Officer    Chief Compliance Officer of the DTF and
55 East Monroe Street      since February 2004.        DUC Funds since August 2004; Chief
Chicago, Illinois 60603                                Compliance Officer, Duff & Phelps Investment
Age 50                                                 Management Co. since August 2002; Vice
                                                       President and Chief Compliance Officer, Stein
                                                       Roe Investment Counsel LLC January 2001-
                                                       August 2002; Vice President and Compliance
                                                       Officer, Stein Roe & Farnham Incorporated
                                                       July 1996-December 2000

Joseph C. Curry, Jr....... Treasurer since September   Senior Vice President, J.J.B. Hilliard,
Hilliard Lyons Center      2002; Vice President since  W.L. Lyons, Inc. since 1994 (Vice President
Louisville, Kentucky 40202 April 1988                  1982-1994); Vice President, Hilliard Lyons
Age 60                                                 Trust Company; President, Hilliard-Lyons
                                                       Government Fund, Inc.; Vice President and
                                                       Assistant Treasurer, Senbanc Fund

          Name,             Position with the Fund,
         Address             Length of Time Served       Principal Occupation During Past 5 Years
         and Age              and Term of Office                  and Other Affiliations
-------------------------- -------------------------- -----------------------------------------------
Dianna P. Wengler......... Assistant Vice President   Vice President, J.J.B. Hilliard, W.L. Lyons,
Hilliard Lyons Center      since 2004; Assistant      Inc. since 1990; Vice President, Hilliard-Lyons
Louisville, Kentucky 40202 Secretary since April 1988 Government Fund, Inc.
Age 44

--------
(1)Member of the executive committee of the board of directors, which has authority, with certain exceptions, to exercise the powers of the board between board meetings.
(2)Member of the audit committee of the board of directors, which makes recommendations regarding the selection of the Fund's independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit.
(3)Member of the nominating/corporate governance committee of the board of directors, which selects nominees for election as directors, recommends individuals to be appointed by the board as Fund officers and members of board committees and makes recommendations regarding other Fund governance and board administration matters.
(4)Member of the contracts committee of the board of directors, which makes recommendations regarding the Fund's contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.
(5)Elected by the holders of the Fund's preferred stock.

   During 2004, the board of directors held six meetings and acted once by unanimous written consent, the executive committee did not meet, the audit committee met twice and acted once by unanimous written consent, the nominating/corporate governance committee met twice and the contracts committee met twice. Each director attended at least 75% in the aggregate of the meetings of the board and of the committees on which he or she served.

   The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of March 1, 2005, (i) in the Fund and (ii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Fund.

                                                                     Aggregate Dollar Range
                                                                     of Equity Securities in
                                                                      All Funds Overseen or
                                                                        to be Overseen by
                                                                     Director or Nominee in
Name of                            Dollar Range of Equity Securities  Family of Investment
Director or Nominee                           in the Fund                   Companies
-------------------                --------------------------------- -----------------------
Independent Directors and Nominees
Stewart E. Conner                          $10,001 - $50,000            $10,001 - $50,000
Connie K. Duckworth                          Over $100,000                Over $100,000
Robert J. Genetski                           Over $100,000                Over $100,000
Francis E. Jeffries                          Over $100,000                Over $100,000
Nancy Lampton                                Over $100,000                Over $100,000
Christian H. Poindexter                      Over $100,000                Over $100,000
Carl F. Pollard                              Over $100,000                Over $100,000
David J. Vitale                            $10,001 - $50,000            $10,001 - $50,000

   As of March 1, 2005, none of the foregoing directors or director nominees, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

   The following table shows the compensation paid by the Fund to the Fund's directors during 2004:

                           COMPENSATION TABLE (1)(2)

                                               Aggregate
                                              Compensation
                                                from the
                         Name of Director         Fund
                      ----------------------- ------------
                      Independent Directors
                      Stewart E. Conner......   $28,250
                      Connie K. Duckworth....    45,000
                      Robert J. Genetski.....    42,000
                      Francis E. Jeffries (2)    42,000
                      Nancy Lampton..........    47,227
                      Christian H. Poindexter    42,000
                      Carl F. Pollard........    44,227
                      David J. Vitale........    46,977

--------
(1)Each director not affiliated with the Adviser receives an annual fee of $25,000 (and an additional $5,000 if the director served as chairman of a committee of the board of directors) plus an attendance fee of $2,000 for each meeting of the board of directors and $1,500 for each meeting of a committee of the board of directors attended in person or by telephone. Directors and officers affiliated with the Adviser receive no compensation from the Fund for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Fund, the Adviser or the Administrator (as defined below) are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the board of directors or a committee of the board of directors. The Fund does not have a pension or retirement plan applicable to directors or officers of the Fund.
(2)During 2004, Mr. Jeffries received aggregate compensation of $155,750 for service as a director of the Fund and as a director or trustee of 28 other investment companies in the same fund complex as the Fund. No other director received compensation for service as a director of any other investment company in the same fund complex as the Fund.

   The board of directors, including all of the independent directors, unanimously recommends a vote "FOR" the election of the two nominees for director named above.

                                OTHER BUSINESS

   Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

                               OTHER INFORMATION

   The Adviser and Phoenix Investment Partners. Duff & Phelps Investment Management Co. serves as the Fund's investment adviser under an investment advisory agreement (the "Advisory Agreement") dated May 1, 1998. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, which is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. The address of the Adviser is 55 East Monroe Street, Chicago, Illinois 60603.

   The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and, excluding the Fund, currently has more than $3.3 billion in client accounts under discretionary management.

   Under the terms of the Advisory Agreement, the Adviser furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio, subject to the overall control of the board of directors of the Fund. Currently, the Adviser has ten professionals (i.e., research analysts and portfolio managers), along with support staff, assigned to the operation of the Fund. Eight of the ten professionals have the CFA (Chartered Financial Analyst) designation and one is a CPA (Certified Public Accountant). The Adviser furnishes, at its own expense, office space, equipment and personnel to the Fund in connection with the performance of its investment management responsibilities, and pays all other expenses incurred by it in connection with managing the assets of the Fund not payable by the Fund's administrator pursuant to the administration agreement. The Advisory Agreement also includes the conditions under which the Fund may use any name derived from or similar to "Duff & Phelps." For its services the Adviser receives from the Fund a quarterly management fee, payable out of the Fund's assets, at an annual rate of 0.60 of 1% of the average weekly net assets of the Fund up to $1.5 billion and 0.50 of 1% of average weekly net assets in excess of $1.5 billion. For purposes of calculating the management fee, the Fund's net assets are defined as the sum of (i) the aggregate net asset value of the Fund's common stock,
(ii) the aggregate liquidation preference of the Fund's preferred stock and
(iii) the aggregate proceeds of commercial paper issued by the Fund. The management fee paid by the Fund to the Adviser for 2004 was $13,869,531.

   Except for the expenses borne by the Adviser and the Administrator (as described below) pursuant to their respective agreements with the Fund, the Fund pays all expenses incurred in its operations, including, among other things, expenses for legal, accounting and auditing services, taxes, interest, costs of printing and distributing shareholder reports, proxy materials, prospectuses and stock certificates, charges of custodians, registrars, transfer agents, dividend disbursing agents, dividend reinvestment plan agents and remarketing agents, Securities and Exchange Commission fees, fees and expenses of non-interested directors, insurance, brokerage costs, litigation and other extraordinary or non-recurring expenses.

   The Fund is also a party to a service agreement dated May 1, 1998 (the "Service Agreement") with the Adviser and Phoenix Investment Partners. Under the terms of the Service Agreement, Phoenix Investment Partners makes available to the Adviser the services of its employees and various facilities to enable the Adviser to perform certain of its obligations to the Fund. However, the obligation of performance under the Advisory Agreement is solely that of the Adviser, for which Phoenix Investment Partners assumes no responsibility, except as described in the preceding sentence. The Adviser reimburses Phoenix Investment Partners for any costs, direct or indirect, that are fairly attributable to the services performed and the facilities provided by Phoenix Investment Partners under the Service Agreement. The Fund does not pay any fees pursuant to the Service Agreement.

   The Advisory Agreement and the Service Agreement both provide that the Adviser shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of the Adviser or Phoenix Investment Partners, as the case may be, in connection with the respective agreements except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the Advisory Agreement.

   At the annual meeting held on April 29, 1998, the Fund's shareholders approved the Advisory Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000. At a meeting held on October 17, 1997, the Board of Directors of the Fund, including all of the directors who were not interested persons of the Fund or Phoenix Investment Partners in attendance at the meeting voting separately as a class, approved the Service Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000, contingent on the above-referenced approval of the Advisory Agreement by the shareholders of the Fund. Unless earlier terminated as described below, the Advisory Agreement and the Service Agreement may be continued from year to year, if approved annually (i) by a majority of the directors of the Fund who are not interested persons of the Fund or the Adviser, in the case of the Advisory Agreement, or Phoenix Investment Partners, in the case of the Service Agreement, and (ii) by either the board of directors of the Fund or the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act. A majority of the outstanding shares of the Fund as defined in the 1940 Act means the following vote of the common stock and the preferred stock voting together as a single class: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. At meetings held on January 26, 2000, February 23, 2001, February 22, 2002, February 21, 2003, February 20, 2004 and February 18, 2005, the Board of Directors of the Fund, including all of the directors of the Fund who were not interested persons of the Fund or the Adviser, in the case of the Advisory Agreement, or Phoenix Investment Partners, in the case of the Service Agreement, in attendance at the meeting voting separately as a class, voted to continue the Advisory Agreement and the Service Agreement for an additional one-year term. Accordingly, the term of these agreements currently extends to April 30, 2006.

   The Advisory Agreement may be terminated without penalty on 60 days' written notice by any party thereto or by a vote of the shareholders of the Fund and would terminate automatically if it were assigned by any party. If the Advisory Agreement were terminated, shareholder approval would be required to enter into a new agreement. The Service Agreement may be terminated without penalty on 60 days' written notice by any party thereto and would terminate automatically if it were assigned by any party unless a majority of the Fund's board of directors, including a majority of the directors who are not interested persons of the Fund or Phoenix Investment Partners, approves continuation of the Service Agreement.

   The Administrator. J.J.B. Hilliard, W.L. Lyons, Inc. serves as the Fund's administrator (the "Administrator") under an administration agreement (the "Administration Agreement") dated May 1, 1998. The Administrator (together with its predecessors) has been engaged in the investment business as a securities broker-dealer and investment adviser since 1854. It also serves as administrator and investment adviser to Hilliard-Lyons Government Fund, Inc., a money market mutual fund, and as investment adviser to Senbanc Fund, an open-end mutual fund. The Administrator is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. Its principal address is Hilliard Lyons Center, Louisville, Kentucky 40202.

   Under the terms of the Administration Agreement, the Administrator provides all management and administrative services required in connection with the operation of the Fund not required to be provided by the Adviser pursuant to the Advisory Agreement, as well as the necessary office facilities, equipment and personnel to perform such services. For its services the Administrator receives from the Fund a quarterly fee at annual rates of 0.25 of 1% of the Fund's average weekly net assets up to $100 million, 0.20 of 1% of the Fund's average weekly net assets from $100 million to $1.0 billion, 0.10 of 1% of average weekly net assets in excess of $1.0 billion. For purposes of calculating the administrative fee, the Fund's net assets are defined as the sum of (i) the aggregate net asset value of the Fund's common stock, (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds of commercial paper issued by the Fund. The total administrative fee paid by the Fund to the Administrator for 2004 was $3,523,906.

   The Administration Agreement provides that the Administrator shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of the Administrator in connection with the agreement except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the agreement.

   At a meeting held on October 17, 1997, the board of directors of the Fund, including all of the directors who were not interested persons of the Fund or the Administrator in attendance at the meeting voting separately as a class, approved the Administration Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000, contingent on approval of the Advisory Agreement by the shareholders of the Fund (which approval was granted at the annual meeting held on April 29, 1998). Unless earlier terminated as described below, the Administration Agreement may be continued from year to year, if approved annually (i) by a majority of the directors of the Fund who are not interested persons of the Fund or the Administrator and (ii) by either the board of directors of the Fund or the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act. The Administration Agreement may be terminated without penalty on 60 days' written notice by any party thereto or by a vote of the shareholders of the Fund. At meetings held on January 26, 2000, February 23, 2001, February 22, 2002, February 21, 2003, February 20, 2004 and February 18, 2005, the Board of Directors of the Fund, including all of the directors of the Fund who were not interested persons of the Fund or the Administrator in attendance at the meeting voting separately as a class, voted to continue the Administration Agreement for an additional one-year term. Accordingly, the term of this agreement currently extends to April 30, 2006.

   Portfolio Transactions. The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. In executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Fund. The Fund ordinarily purchases securities in the primary markets, and in assessing the best net price and execution available to the Fund, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

   In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")), statistical quotations, specifically the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund and/or the Adviser (or their affiliates). The Adviser is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. The Adviser does not engage brokers whose commissions it believes to be unreasonable in relation to services provided. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

   The Advisory Agreement requires the Adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities between the Fund and the Adviser's other investment management clients, but does not obligate the Adviser to give the Fund exclusive or preferential treatment. It is likely that from time to time the Adviser may make similar investment decisions for the Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by the Fund and another client of the Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as the Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund.

   Although the Fund purchases securities for investment income or capital appreciation, or both, and not for short-term trading profits, it may dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser.

   During 2004, the Fund paid brokerage commissions aggregating $1,667,497 in connection with its portfolio transactions, not including the gross underwriting spread on securities purchased in underwritten public offerings or the spread in over-the-counter transactions with firms acting as principal.

   Shareholders. The following table shows shares of common stock of the Fund as to which each director, each nominee for director, and all directors and officers of the Fund as a group, had or shared power over voting or disposition at December 31, 2004. The directors and officers of the Fund owned no shares of the Fund's remarketed preferred stock. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and officers as a group represented less than 1% of the outstanding common stock.

                                                              Shares of
                                                             common stock
                                                             ------------
       Stewart E. Conner....................................     1,000
       Connie K. Duckworth (1)..............................    10,000
       Robert J. Genetski...................................    10,000
       Claire V. Hansen (2).................................    58,810
       Francis E. Jeffries (2)..............................    37,727
       Nancy Lampton (1)(2).................................    56,631
       Christian H. Poindexter (1)..........................    10,000
       Carl F. Pollard......................................    40,000
       David J. Vitale......................................     1,000
       Directors and officers as a group (15 persons) (1)(2)   251,365

--------
(1)Ms. Duckworth, Ms. Lampton and Mr. Poindexter had shared power to vote and/or dispose of 10,000, 50,500 and 10,000, respectively, of the shares listed. The directors and officers had shared power to vote and/or dispose of 83,802, in the aggregate, of the shares listed as owned by the directors and officers as a group.
(2)Messrs. Hansen and Jeffries and Ms. Lampton disclaim beneficial ownership of 40,020, 9,205 and 51,200, respectively, of the shares listed. The directors and officers disclaim beneficial ownership of 113,727, in the aggregate, of the shares listed as owned by the directors and officers as a group.

   At March 1, 2005, no person was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund (as determined in accordance with Rule 13d-3 under the 1934 Act).

   Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Fund's officers and directors, and persons who own more than 10% of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Fund, or written representations that no Forms 5 were required, the Fund believes that during 2004 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

   Report of the Audit Committee. The audit committee is composed of four directors and acts under a written charter that was originally adopted by the board of directors on April 25, 2000 and was most recently amended on October 28, 2004. A copy of the charter is attached as Exhibit A to this proxy statement. A copy of the charter is also available on the Fund's website at www.dnpselectincome.com and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of the Fund's 2004 audited financial statements, the audit committee: (1) reviewed and discussed the Fund's 2004 audited financial statements with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented, (3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and (4) discussed with the independent registered public accounting firm its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for filing with the Securities and Exchange Commission.

                                          The Audit Committee

                                          Carl F. Pollard, Chairman
                                          Connie K. Duckworth
                                          Robert J. Genetski
                                          Christian H. Poindexter

   Independent Registered Public Accounting Firm. The 1940 Act requires that the Fund's independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the board of directors who are not interested persons of the Fund. In addition, the listing standards of the New York

Stock Exchange vest the audit committee, in its capacity as a committee of the board of directors, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP ("Ernst & Young"), which has served as the Fund's independent public accountants since June 12, 2002, has been selected as independent registered public accounting firm of the Fund to perform the audit of the financial books and records of the Fund for the year ending December 31, 2005. A representative of Ernst & Young is expected to be present at the meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

   Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to the Fund for each of the last two fiscal years for professional services rendered by the Fund's principal accountant.

                                      Fiscal year ended Fiscal year ended
                                      December 31, 2004 December 31, 2003
                                      ----------------- -----------------
      Audit Fees (1).................      $60,000          $ 58,000
      Audit-Related Fees (2)(6)......       23,000            22,000
      Tax Fees (3)(6)................       74,000           123,000
      All Other Fees (4)(6)..........            0                 0
      Aggregate Non-Audit Fees (5)(6)       97,000           145,000

--------
(1)Audit Fees are fees billed for professional services rendered by the Fund's principal accountant for the audit of the Fund's annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)Audit-Related Fees are fees billed for assurance and related services by the Fund's principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under the caption "Audit Fees." In both years shown in the table, such services consisted of performance of quarterly agreed-upon procedures relating to the Fund's preferred stock and commercial paper.
(3)Tax Fees are fees billed for professional services rendered by the Fund's principal accountant for tax compliance, tax advice and tax planning. In the year ended December 31, 2003, such services consisted of preparation of the Fund's annual federal and state income tax returns and excise tax returns (for a fee of $11,000) and two extraordinary items: assistance with the preparation of the Fund's request for an IRS private letter ruling regarding the tax treatment of the Fund's remarketed preferred stock (for a fee of $50,000) and consulting work regarding the tax treatment of contingent payment debt and trust preferred instruments (for a fee of $62,000). In the year ended December 31, 2004, such services consisted of preparation of the Fund's annual federal and state income tax returns and excise tax returns (for a fee of $12,000) and one extraordinary item: consulting work regarding the tax treatment of contingent payment debt and trust preferred instruments (for a fee of $62,000).
(4)All Other Fees are fees billed for products and services provided by the Fund's principal accountant, other than the services reported under the captions "Audit Fees," "Audit-Related Fees" and "Tax Fees."
(5)Aggregate Non-Audit Fees are fees billed by the Fund's accountant for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by the Fund's accountant to the Adviser or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(6)No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

   Pre-Approval of Audit and Non-Audit Services. Each engagement of the Fund's independent registered public accounting firm to render audit or non-audit services to the Fund is either (i) pre-approved by the Fund's audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee. A copy of the audit committee's pre-approval policies and procedures is attached as Exhibit B to this proxy statement. The Fund's audit committee is also required to pre-approve its accountant's engagements for non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund's accountants.

   Nomination of Directors. The nominating/corporate governance committee is composed of three directors and acts under a written charter that was adopted by the board of directors on February 21, 2003. A copy of the charter is available on the Fund's website at www.dnpselectincome.com. None of the members of the nominating/corporate governance committee are "interested persons" of the Fund as defined in section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating/corporate governance committee considers candidates recommended by one or more of the following sources: the Fund's current directors, the Fund's officers, the Fund's shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Fund's expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating/corporate governance committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating/corporate governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

  . whether the candidate will qualify as a director who is not an "interested person" of the Fund;

  . the absence of any real or apparent conflict of interest that would interfere with the candidate's ability to act in the best interests of the Fund and its shareholders;

  . the contribution that the candidate can make to the board of directors by virtue of his or her education, business experience and financial expertise;

  . the interplay of the candidate's skills and experience with the skills and experience of other board members;

  . whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

  . the candidate's personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the board of directors.

   With respect to the renomination of incumbent directors, past service to the board is also considered.

   Shareholder Communications with the Board of Directors. The board of directors has adopted the following procedures for shareholders to send communications to the board of directors. Shareholders may mail written communications to the full board, to committees of the board or to specified individual directors in care of the Secretary of the Fund, 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. All shareholder communications received by the Secretary will be forwarded promptly to the full board, the relevant board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature. Each of the Fund's directors is encouraged to attend the annual meeting of shareholders. Ten of the Fund's eleven directors attended the April 20, 2004 annual meeting of shareholders. The director who was absent was retiring as of the date of the meeting and was excused for good cause.

   Shareholder Proposals. Any shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the 2006 annual meeting of shareholders should be received by the Secretary of the Fund no later than November 1, 2005. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2006 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by January 15, 2006.

   Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Fund will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Fund will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Fund may hire a proxy solicitor to assist the Fund in the solicitation of proxies at a fee of approximately $20,000, plus out-of-pocket expenses.

   Annual and Semi-annual Reports. The Fund will provide without charge to any shareholder who so requests, a copy of the Fund's annual report for the year ended December 31, 2004 and the Fund's semi-annual report for the six months ended June 30, 2004. Requests for copies of such reports should be directed to the Administrator at (888) 878-7845 (toll-free). Copies of such reports are also available by accessing the Fund's web site at www.dnpselectincome.com.

   General. A list of shareholders entitled to be present and vote at the annual meeting will be available at the offices of the Fund, 55 East Monroe Street, Chicago, Illinois 60603, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

   Failure of a quorum to be present at the annual meeting will necessitate adjournment and will give rise to additional expense.

   All holders of common stock are requested to sign, date and mail proxies promptly in the return envelope provided.

March 1, 2005

                                   EXHIBIT A

                          DNP SELECT INCOME FUND INC.

                            AUDIT COMMITTEE CHARTER
                 (as amended and restated on October 28, 2004)

Purpose

..   The Audit Committee has been established by the Board of Directors to assist the Board's oversight of (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of the Fund's independent registered public accounting firm and (4) the performance by the Fund's service providers of their respective internal audit functions to the extent such functions relate to the operations of the Fund.

..   The Audit Committee, in its capacity as a committee of the Board of
    Directors, shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund.

..   The Audit Committee shall cause to be prepared and shall approve any reports required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Fund's annual proxy statement.

..   The function of the Audit Committee is oversight; it is not the duty of the
    Committee to plan or conduct audits or to determine that the Fund's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent registered public accounting firm.

Composition

..   The Audit Committee shall consist of at least three directors, including a chairman, appointed by the Board of Directors upon the recommendation of the Nominating/Corporate Governance Committee. Audit Committee members may be removed and replaced by the Board at any time.

..   Each member of the Audit Committee shall satisfy the independence and financial literacy requirements of the applicable rules of the New York Stock Exchange ("NYSE") and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder.

..   At least one member of the Audit Committee shall be a person who has been determined by the Board of Directors to satisfy the definition of "audit committee financial expert" set forth in Instruction 2(b) to Item 3 of Form N-CSR promulgated by the SEC.

..   Members of the Audit Committee shall receive no compensation from the Fund other than (i) reimbursement of expenses and (ii) fixed fees established by the Board with respect to service on the Board and committees thereof and attendance at Board and committee meetings.

..   Because of the Audit Committee's demanding role and responsibilities, and the time commitment attendant to Committee membership, no Audit Committee member may simultaneously serve on the audit committees of more than three public companies unless the Board of Directors determines that such simultaneous service will not impair the ability of such member to serve effectively on the Audit Committee of the Fund.

..   Except as expressly provided in this Charter, the Bylaws of the Fund, the
    Corporate Governance Guidelines of the Fund, the rules of the NYSE or any applicable law or regulation, the Audit Committee shall establish its own rules of procedure.

Responsibilities and Powers

..   To carry out its purposes, the Audit Committee shall have the following responsibilities and powers:

  General

..   Meet at least twice a year, or more frequently as circumstances may require.

..   Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

..   Review annually the Audit Committee's own performance and report the results of such review to the Board of Directors.

..   Meet regularly with representatives of the Fund's investment adviser, administrator and independent registered public accounting firm in separate executive sessions to review and discuss any issues arising from the administrator's and independent registered public accounting firm's perspective relating to the accounting, financial reporting and internal audit functions performed by the Fund and, where applicable, by service providers on behalf of the Fund.

..   Review with the Fund's investment adviser, administrator and independent registered public accounting firm the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable or necessary.

..   Discuss with management the guidelines and policies that govern the process by which management assesses and manages the Fund's major financial risk exposures.

..   Establish general policies governing the release (to analysts, rating agencies or the general public) of financial information or earnings guidance regarding the Fund.

..   To the extent the Committee deems necessary or appropriate, request any officer of the Fund, or any employee or representative of the Fund's administrator, investment adviser, outside counsel or independent registered public accounting firm to attend any meeting of the Audit Committee or to meet with any members of, or consultants to, the Committee.

..   Review with the Fund's outside counsel any legal matters that the counsel believes may have a material impact on the Fund's accounting and financial reporting policies or practices.

..   To the extent the Committee deems necessary or appropriate to carry out its duties, engage independent counsel and other advisers.

..   To the extent the Committee deems necessary or appropriate, conduct or authorize investigations into any matters within the scope of the Committee's responsibilities.

..   Approve the establishment of procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund's administrator or investment adviser of concerns regarding questionable accounting or auditing matters.

..   Perform such other oversight functions as are assigned by law or regulation, NYSE rule, the Fund's Charter or Bylaws, or the Board of Directors.

..   Determine the appropriate funding, to be provided by the Fund, for payment of (i) compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, (ii) compensation to any independent counsel or other advisers retained by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

  Independent Audit

..   In its capacity as a committee of the Board of Directors, be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, i.e., each such independent registered public accounting firm shall report directly to the Audit Committee.

..   Pre-approve the scope, fees and terms of all audit and non-audit services provided by the Fund's independent registered public accounting firm, as required by the provisions of Section 10A of the Exchange Act and the rules promulgated thereunder.

..   To the extent the Committee deems necessary or appropriate, delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals of audit and non-audit services, provided that the decisions of any member(s) to whom authority is so delegated shall be presented to the full Audit Committee at each of its scheduled meetings

..   Review the experience and qualifications of the lead partner of the independent registered public accounting firm's audit engagement team.

..   Assure that the lead partner and concurring partner of the independent registered public accounting firm's audit engagement team are rotated at least every five years as required by Section 10A of the Exchange Act.

..   Obtain and review a report from the independent registered public accounting firm at least annually regarding (1) the accounting firm's internal quality-control procedures, (2) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (3) any steps taken to deal with any such issues and (4) all relationships between the independent registered public accounting firm and the Fund.

..   As frequently as deemed necessary, evaluate the qualifications and performance of the independent registered public accounting firm, including considering whether the accounting firm's quality controls are adequate, and taking into account the opinions of management and the Fund's administrator.

..   At least annually, evaluate the independence of the independent registered public accounting firm, including whether the provision of non-audit services is compatible with maintaining the accounting firm's independence.

..   Discuss with the independent registered public accounting firm any communications between the Fund's audit engagement team and the accounting firm's national office respecting auditing or accounting issues presented by the engagement.

..   Discuss with management and the independent registered public accounting firm any accounting adjustments that were noted or proposed by the accounting firm but were passed (as immaterial or otherwise).

..   Review the reports of the independent registered public accounting firm mandated by Section 10A of the Exchange Act and obtain from the accounting firm assurance that no illegal acts (as defined in Section 10A of the Exchange Act) have been detected or have otherwise come to the attention of such accounting firm in the course of the audit.

..   Establish policies regarding the hiring of employees or former employees of the Fund's independent registered public accounting firm by the Fund's investment adviser or administrator.

  Financial Statement Review

..   Review and discuss with the Fund's management and independent registered public accounting firm the Fund's annual audited financial statements, including the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, and the Fund's semi-annual financial statements.

..   Review and discuss with the Board of Directors, management and the independent registered public accounting firm, as applicable, (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (2) analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (3) any material written communications between the independent registered public accounting firm and the Fund, such as any "management" or "internal control" letter or schedule of unadjusted differences, and the Fund's response to such communications; (4) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the independent registered public accounting firm's activities or on access to requested information and management's response thereto; and (5) the effect of regulatory and accounting initiatives on the financial statements of the Fund.

..   Review and discuss with the independent registered public accounting firm the form of opinion the accounting firm proposes to render to the Fund's Board and shareholders on the Fund's financial statements.

..   Make recommendations to the Board of Directors regarding inclusion of the
    Fund's audited financial statements in the Fund's annual report to shareholders.

..   Review disclosures made by the Fund's principal executive officer and principal financial officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Fund's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

  Investment Company-Specific Functions

..   Assist the Board of Directors in fulfilling its good faith obligation under
    Section 2(a)(41) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), to determine the fair value of securities in the Fund's portfolio for which market quotations are not readily available by reviewing, in consultation with the Fund's independent registered public accounting firm, fair value pricing methodologies developed by the Fund's management and recommending the same for adoption by the Board of Directors.

..   Ensure that the agreed-upon procedures for the production of quarterly basic maintenance reports on the Fund's remarketed preferred stock and commercial paper are carried out.

..   Ensure that any necessary tax qualification tests relating to the Fund's regulated investment company status are performed.

  Reporting Responsibilities

..   Keep regular minutes of Committee meetings and report the same to the Board of Directors when required.

..   Report to the Board of Directors on the Committee's activities on a regular basis and make such recommendations for action by the Board as it may deem appropriate.

..   Cause to be prepared and approve any reports required by the rules of the
    SEC to be included in the Fund's annual proxy statement.

                                   EXHIBIT B

                          DNP SELECT INCOME FUND INC.

                                AUDIT COMMITTEE

               AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
                       (as adopted on February 17, 2005)

I. Statement of Principles

   Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Directors has ratified, the Audit and Non-Audit Services Pre-Approval Policy (this "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

   The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

   For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

   Under the SEC's rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund's investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant's services to those affiliated entities have a direct impact on the Fund's operations or financial reporting.

   The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as "all other" services (including any such services for affiliates that are subject to pre-approval).

   The appendices to this Policy describe the audit, audit-related, tax and "all other" services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

   The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

   The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor's independence.

II. Delegation

   As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are not "interested persons" under the Investment Company Act of 1940. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its Chairman, Carl F. Pollard, and to any successor Chairman who is not an "interested person."

III. Audit Services

   The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

   In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

   The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

   Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

   The Audit Committee has pre-approved the audit-related services in Appendix
B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

   The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund's Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

   Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

   The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

   The Audit Committee has pre-approved the "all other" services in Appendix D. Permissible "all other" services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

   A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

   Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as "all other" services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

   All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund's Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

   Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund's Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

   The Audit Committee has designated the Fund's Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

   The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year 2005

Dated: February 17, 2005


Service                                      Range of Fees (1)
                                                                                The Fund Affiliates (2)
-------------------------------------------------------------------------------------------------------
1.Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund's regulated investment company status and issuance of an internal control letter for the
  Fund's Form N-SAR                                                                (3)        N/A
-------------------------------------------------------------------------------------------------------
2.Reading of the Fund's semi-annual financial statements                           (4)        N/A
-------------------------------------------------------------------------------------------------------
3.Services associated with SEC registration statements, periodic reports and
  other documents filed with the SEC or other documents issued in                $35,000
  connection with securities offerings (e.g., comfort letters, consents), and      to
  assistance in responding to SEC comment letters                                $45,000      N/A
-------------------------------------------------------------------------------------------------------
4.Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some
  consultations may be "audit-related" services rather than "audit" services)      (4)        N/A
-------------------------------------------------------------------------------------------------------

--------
(1)In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)These affiliates include the Fund's investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund's Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant's services to such entities have a direct impact on the Fund's operations or financial reporting.
(3)The fee for this pre-approved service is not shown in the table because the 2005 engagement letter has not yet been finalized. The comparable fee for this service for the year ended December 31, 2004 was $52,000. The Audit Committee has delegated to the Chairman of the Committee the authority to agree the fees in connection with the finalization and signing of the 2005 engagement letter, at which time such agreed fees will become part of this Pre-Approval Policy.
(4)Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 2005

Dated: February 17, 2005


Service                                                                             Range of Fees (1)
                                                                                 The Fund Affiliates (2)
--------------------------------------------------------------------------------------------------------
1.Issuance of quarterly agreed-upon procedures letters relating to the Fund's
  commercial paper and remarketed preferred stock.                                  (3)        N/A
--------------------------------------------------------------------------------------------------------
2.Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory
  reporting matters                                                                 (4)        N/A
--------------------------------------------------------------------------------------------------------
3.Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some
  consultations may be "audit" services rather than "audit-related" services)       (4)        N/A
--------------------------------------------------------------------------------------------------------
4.General assistance with implementation of the requirements of SEC rules or
  listing standards promulgated pursuant to the Sarbanes-Oxley Act                  (4)        N/A
--------------------------------------------------------------------------------------------------------

--------
(1)In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)These affiliates include the Fund's investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund's Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant's services to such entities have a direct impact on the Fund's operations or financial reporting.
(3)The fee for this pre-approved service is not shown in the table because the 2005 engagement letter has not yet been finalized. The comparable fee for this service for the year ended December 31, 2004 was $23,000. The Audit Committee has delegated to the Chairman of the Committee the authority to agree the fees in connection with the finalization and signing of the 2005 engagement letter, at which time such agreed fees will become part of this Pre-Approval Policy.
(4)Fees for services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year 2005

Dated: February 17, 2005


Service                                     Range of Fees (1)
                                                                         The Fund   Affiliates (2)
--------------------------------------------------------------------------------------------------
1.Preparation of federal and state tax returns, including excise tax
  returns, and review of required distributions to avoid excise tax         (3)          N/A
--------------------------------------------------------------------------------------------------
2.Consultations with the Fund's management as to the tax treatment of
  transactions or events                                                    (4)          N/A
--------------------------------------------------------------------------------------------------
3.Tax advice and assistance regarding statutory, regulatory or
  administrative developments                                               (4)          N/A
--------------------------------------------------------------------------------------------------
4.Advice and assistance related to tax treatment and tax valuation of     $43,000
  contingent payment debt instruments and trust preferred instruments       to
                                                                        $62,000 (5)      N/A
--------------------------------------------------------------------------------------------------
5.Assistance with a request for a private letter ruling regarding
  disproportionate allocation of tax attributes among different classes    Up to
  and series of the Fund's stock                                          $50,000        N/A
--------------------------------------------------------------------------------------------------

--------
(1)In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)These affiliates include the Fund's investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund's Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant's services to such entities have a direct impact on the Fund's operations or financial reporting.
(3)The fee for this pre-approved service is not shown in the table because the 2005 engagement letter has not yet been finalized. The comparable fee for this service for the year ended December 31, 2004 was $12,000. The Audit Committee has delegated to the Chairman of the Committee the authority to agree the fees in connection with the finalization and signing of the 2005 engagement letter, at which time such agreed fees will become part of this Pre-Approval Policy.
(4)Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.
(5)This project commenced during fiscal year 2004, and the fee range shown is for the entire project, i.e., services performed in both fiscal year 2004 and fiscal year 2005.

Appendix D

Pre-Approved "All Other" Services for Fiscal Year 2005

Dated: February 17, 2005


Service    Range of Fees (1)
        The Fund Affiliates (2)
-------------------------------
None
-------------------------------

--------
(1)In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)These affiliates include the Fund's investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund's Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant's services to such entities have a direct impact on the Fund's operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

   . Bookkeeping or other services related to the accounting records or financial statements of the audit client

   .   Financial information systems design and implementation

   . Appraisal or valuation services, fairness opinions or contribution-in-kind reports

   .   Actuarial services

   .   Internal audit outsourcing services

   .   Management functions

   .   Human resources

   .   Broker-dealer, investment adviser or investment banking services

   .   Legal services

   .   Expert services unrelated to the audit

                           DNP SELECT INCOME FUND INC.

             PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS
                     FOR MEETING TO BE HELD ON MAY 23, 2005

        Stewart E. Conner, Robert J. Genetski and Francis E. Jeffries or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DNP Select Income Fund Inc. owned by the undersigned at the meeting of shareholders to be held May 23, 2005, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

        If no specific instructions are provided, this proxy will be voted "FOR" proposal 1 and in the discretion of the proxies upon such other business as may properly come before the meeting.

                                     (Continued and to be signed on other side.)

                                                     DNP SELECT INCOME FUND INC.
                                                     P.O. BOX 11435
                                                     NEW YORK, NY 10203-0435

[ ]    Please Vote, Date, and         [ ]   Votes must be indicated
       Sign and Return Promptly             (x) in Black or Blue ink
       in the Enclosed Envelope

Your Board of Directors unanimously recommends a vote "FOR" the following proposal.

1.      Election of directors:

FOR ALL [ ]        WITHHOLD [ ]           *EXCEPTIONS [ ]
                   FOR ALL

Nominees:   Connie K. Duckworth and Carl F. Pollard

(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "Exceptions" box and write the name of that nominee in the space provided below.)

*Exceptions ____________________________________________________________________


        To change your address, please mark this box.  [ ]

        To include any comments, please mark this box. [ ]

                                IMPORTANT: Please sign exactly as your name or names appear on the shareholder records of the Fund. If you sign as agent or in any other representative capacity, please state the capacity in which you sign. Where there is more than one owner, each should sign.

                                Date: _________________________________


                                ---------------------------------------
                                       Share Owner sign here


                                ---------------------------------------
                                       Co-Owner sign here